UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024 (August 8, 2024)

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 573-2000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 8, 2024, The Williams Companies, Inc. (the “Company”) issued a press release announcing that it had priced the Offering (as defined below). A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 7.01 on this Current Report on Form 8-K and Exhibit 99.1 attached hereto are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.	Other Events.

On August 8, 2024, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc. as representatives of the underwriters named in Schedule 1 thereto, with respect to the offering and sale in an underwritten public offering (the “Offering”) of $450 million aggregate principal amount of its 4.800% Senior Notes due 2029 (the “2029 Notes”), $300 million aggregate principal amount of its 5.150% Senior Notes due 2034 (the “New 2034 Notes”) and $750 million aggregate principal amount of its 5.800% Senior Notes due 2054 (the “2054 Notes” and, together with the 2029 Notes and the New 2034 Notes, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this report. The New 2034 Notes are an additional issuance of the Company’s 5.150% Senior Notes due 2034 issued on January 5, 2024 and will trade interchangeably with the $1.0 billion aggregate principal amount of such notes that were issued on such date.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-277232) of the Company (the “Registration Statement”) and the prospectus supplement dated August 8, 2024 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on August 8, 2024. The Offering is expected to close on August 13, 2024. The legal opinion of Gibson, Dunn & Crutcher LLP related to the Offering pursuant to the Registration Statement is filed as Exhibit 5.1 to this report.

The Notes will be issued pursuant to an Indenture, dated as of December 18, 2012, between the Company and The Bank of New York Mellon Trust Company, N.A. as trustee (the “Trustee”), as supplemented, in the case of the New 2034 Notes, by the Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”), dated as of January 5, 2024, between the Company and the Trustee, and, in the case of the 2029 Notes and the 2054 Notes, by the Tenth Supplemental Indenture (the “Tenth Supplemental Indenture”), to be dated as of August 13, 2024, between the Company and the Trustee. The New 2034 Notes will be represented by a global security, the form of which is included as an exhibit to the Ninth Supplemental Indenture. The form of Ninth Supplemental Indenture and the form of the New 2034 Notes were filed as Exhibits 4.1 and 4.3, respectively, to the Company’s Current Report on Form 8-K, filed with the SEC on January 5, 2024. The 2029 Notes and the 2054 Notes will each be represented by a global security, the applicable forms of which are included as exhibits to the Tenth Supplemental Indenture. The form of Tenth Supplemental Indenture and the forms of the 2029 Notes and 2054 Notes are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 8, 2024, by and among The Williams Companies, Inc. and BofA Securities, Inc., PNC Capital Markets LLC, RBC Capital Markets, LLC and SMBC Nikko Securities America, Inc., as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Tenth Supplemental Indenture, to be dated August 13, 2024, between The Williams Companies, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.2	Form of 4.800% Senior Notes due 2029 (included in Exhibit 4.1).

4.3	Form of 5.800% Senior Notes due 2054 (included in Exhibit 4.1).

5.1	Opinion of Gibson, Dunn & Crutcher LLP relating to the Offering.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1).

99.1	Press Release dated August 8, 2024.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

Dated: August 13, 2024	By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Corporate Secretary